Exhibit 99.1

Cano Health sells substantially all of its Primary Care Centers in Texas & Nevada to CenterWell Senior Primary Care

MIAMI, FL, September 26, 2023 /PRNewswire/— Cano Health, Inc. (“Cano Health”) (NYSE: CANO) today announced that it sold substantially all of the assets associated with the operation of Cano Health’s senior-focused primary care centers in Texas and Nevada to CenterWell Senior Primary Care (“CenterWell”). The total value of the transaction to Cano Health is approximately $66.7 million, consisting of approximately $35.4 million in cash paid at closing (of which approximately $1.9 million was withheld for satisfaction of potential indemnification claims), plus the release of certain liabilities owed by Cano Health. As of August 1, 2023, the primary care centers in Texas and Nevada cared for approximately 15,200 members.

“We are excited to be taking one of our many planned steps in our previously-announced strategy to gain greater efficiency by refining our footprint and focusing on improving our operational and medical cost performance across our Florida market,” said Mark Kent, Chief Executive Officer of Cano Health. “The net cash proceeds from this sale strengthen our balance sheet, allowing us to continue executing on our plan and supporting our mission of providing market-leading primary care. We appreciate CenterWell recognizing the value that Cano Health created in Texas and Nevada and look forward to them continuing to deliver high quality care for our patients there.”

Cano Health expects that the net cash proceeds from this transaction will enable it to remain in compliance with the covenants under its debt instruments at the end of Q3 2023, including the financial maintenance covenant under the Credit Suisse credit agreement. Following the transaction, Cano Health has available liquidity consisting of approximately $109 million of unrestricted cash. Cano Health intends to use approximately $80 million of such cash to repay a portion of its $120 million revolving credit facility by the end of Q3 2023. This will enable Cano Health to remain below the $42 million threshold drawn amount and thus avoid being required to comply with the financial maintenance covenant under its Credit Suisse credit agreement for the testing period ending September 30, 2023. The remaining balance will be available for general corporate purposes. The $80 million of planned repayments under the revolving credit facility will remain available for future borrowings.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 380,000 members. Founded in 2009, with its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves through its primary care medical centers and supporting affiliated providers. For more information, visit canohealth.com or investors.canohealth.com.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Cano Health’s control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “believes,” “foresees,” “forecasts,” “plans,” “intends,” “estimates” or other words or phrases of similar import, including, without limitation, (i) Cano Health’s plans to execute its strategy to gain greater efficiency by refining its footprint and focusing on improving its operational and medical cost performance across its Florida market; (ii) Cano Health’s expectation that the net cash proceeds from this sale strengthen its balance sheet, allowing it to continue executing on its plan and supporting its mission of providing market-leading primary care; (iii) Cano Health’s expectation that the net cash proceeds will enable it to remain in compliance with the covenants under its debt instruments at the end of Q3 2023, including the financial maintenance covenant under its Credit Suisse credit agreement; (iv) Cano Health’s expectation that CenterWell will continue to deliver high quality care for Cano Health’s patients; and (v) Cano Health’s intent to use approximately $80 million of its available liquidity to repay by the end of the 3rd quarter 2023 a portion of its $120 million revolving credit facility to remain below the $42 million threshold drawn amount and its plan to use the remaining balance of such cash for general corporate purposes, as well as Cano Health’s belief that such amounts will remain available for future borrowings. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on Cano Health’s results of operations and financial condition. Important risks and uncertainties that could cause Cano Health’s actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, changes in market or industry conditions, the regulatory environment, competitive conditions, and/or consumer receptivity to Cano Health’s services; changes in Cano Health’s strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; Cano Health’s ability to realize expected financial results; Cano Health’s ability to predict and control its medical cost ratio; Cano Health’s ability to integrate its acquisitions and achieve the desired synergies; Cano Health’s ability to maintain its relationships with health plans and other key payors; Cano Health’s future capital requirements and Cano Health’s sources and uses of cash, including funds to satisfy its liquidity needs; Cano Health’s ability to attract and retain members of management and its Board of Directors; and/or Cano Health’s ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in Cano Health’s filings with the SEC, including, without limitation, in Cano Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023 (the “2022 Form 10-K”), as well as Cano Health’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that Cano Health has filed or will file with the SEC during 2023 (which may be viewed on the SEC’s website at http://www.sec.gov or on Cano Health’s website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, (i) Cano Health’s experiencing delays or difficulties in, and/or unexpected or less than anticipated results from executing its strategy to gain greater efficiency by refining its footprint and focusing on improving its operational and medical cost performance across its Florida market, such as due to less than anticipated liquidity and/or higher than anticipated costs; (ii) difficulties and/or delays in using the net cash proceeds to strengthen Cano Health’s balance sheet, accelerate Cano Health’s plan to achieve embedded profitability, and/or support Cano Health’s mission of providing market-leading primary care; (iii) Cano Health’s inability to use the net cash proceeds to remain in compliance with the covenants under its debt instruments, including the financial maintenance covenant under Cano Health’s Credit Suisse credit agreement, such as due to unexpected changes in Cano Health’s liquidity and/or profitability or unanticipated demands on Cano Health’s available sources of cash, tightness in the credit or M&A markets, higher interest rates, less than anticipated cost reductions from Cano Health’s restructuring activities and/or a sustained higher inflationary environment; (iv) unexpected changes in the quality of care in the affected primary care centers; and/or (v) less than expected liquidity causing Cano Health to face difficulties and/or delays in repaying the expected amounts of its revolving credit facility, which under certain circumstances could require Cano Health to seek a waiver from its lenders regarding the financial maintenance covenant and/or cure any such noncompliance via an equity or debt contribution as outlined in the applicable credit agreements and/or less than expected availability of future borrowings under the revolving credit facility. For a detailed discussion of other risks and uncertainties that could cause Cano Health’s actual results to differ materially from those expressed or implied by Cano Health’s forward-looking statements, please refer to Cano Health’s filings with the SEC, including, without limitation, Cano Health’s 2022 Form 10-K. Factors other than those listed above could also cause Cano Health’s results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, Cano Health undertakes no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release. Additionally, the business and financial materials and any other statement or disclosure on or made available through Cano Health’s websites or other websites referenced herein shall not be incorporated by reference into this release.